PROMISSORY AGREEMENT
                         OF SALE AND PURCHASE OF SHARES


     ANTONIO BRANDAO MIRANDA (hereinafter referred to as ANTONIO MIRANDA), married under the legal regimen of separation, born at Argivai, Povoa de Varzim, resident at Rua do Molhe, nr.27, Porto, Portugal and AMTROL Inc. (hereinafter referred to as AMTROL), with head offices at 1400 Division Road, West Warwick, Rhode Island, United States of America, hereby represented by its attorney Jose Carvalho de Freitas, whose quality and powers for this act are proved by power of attorney, the original of which shall be attached to ANTONIO MIRANDA's counterpart of this Promissory Agreement, being a copy attached to AMTROL's counterpart.


HAVING REGARD THAT:

     A) ANTONIO MIRANDA is, on today's date, the sole owner of the shares representing the share capital of "PETROLEO MECANICA ALFA, SA." (hereinafter referred to as ALFA) with head offices at Brito, Guimaraes, Portugal;

     B) AMTROL wants to purchase and ANTONIO MIRANDA wants to sell the 300.000 shares representing the share capital of ALFA;

     C) For such purpose ANTONIO MIRANDA and AMTROL signed a letter of agreement on 07th of May 1997, whereby both parties undertook to enter into this promissory agreement on today's date;

     D) In accordance with such letter of agreement, AMTROL, with ALFA's consent, obtained from ANTONIO MIRANDA, ordered an audit, made with auditors chosen by it - Arthur Andersen - to ALFA's accounts as of 31 December 1996, having ANTONIO MIRANDA received a copy of such report.


     The above identified parties agree to enter into this Promissory Agreement of sale and purchase of Shares, made on the 30th day of June 1997, which shall be governed by the following provisions:

                                    CLAUSE 1
                                   Definitions

     1. In this agreement the following words and expressions shall have the following meanings:

1.1. SHARES:

     The totality of shares representing ALFA's share capital, on today's date held by ANTONIO MIRANDA, the sale and purchase of which is the subject matter of the present Promissory Agreement;

1.2.      AMTROL:

     AMTROL or any company controlled by AMTROL, to whom this assigns the contractual position under the terms of clause 18;

1.3. ESCROW BANK:

     BPI - Banco Portugues do Investimento, SA., with head offices at Rua Tenente Valadim, nr.284, 4100 Porto, Portugal, with whom the escrow agreement attached to this Promissory Agreement as Annex I was entered into;


1.4. COMPLETION:

     Completion of the sale and purchase Final Agreement of the Shares, in accordance with clause 6;

1.5. FINAL AGREEMENT:

     The final agreement to be entered into between the undersigned Parties or between those they for such purpose indicate;

1.6. PROMISSORY AGREEMENT:

     This agreement, whereby the Parties promise to sell and to purchase the Shares

1.7. COMPLETION DATE:

     The date of signature of the Final Agreement on the 22nd of December 1997;

1.8. INDEMNIFICATION ESCROWED AMOUNT:

     The escrowed amount corresponding to the damages claimed by AMTROL and not accepted by ANTONIO MIRANDA up to one million Dollars (USD 1,000,000), together with all respective earnings;

1.9. FINAL DEPOSIT:

     The deposit of the amount of five millions and five hundred thousand Dollars (USD 5,500,000), reduced, as the case may be, by the amount of the Indemnification Escrowed Amount, and/or by the quantified amount of damages claimed by AMTROL, until Completion Date, and which have been accepted by ANTONIO MIRANDA, through written document signed by both Parties;

1.10. INITIAL ESCROWED AMOUNT:

     The amount of fourteen millions Dollars (USD 14,000,000) referred to in paragraph b) of number one of clause 5, together with the respective accrued interest, or reduced under the terms of number four of clause 20;

1.11. BUSINESS DAY:

     A day, other than a Saturday or Sunday, on which banks are open generally for business in Porto and Rhode Island;

1.12. DOLLAR:

     The legal currency of the United States of America;

1.13. COMPANY or ALFA:

     The Portuguese company "PETROLEO MECANICA ALFA, SA.", collective body number 500 216 738, registered before the Commercial Registry of Guimaraes under number 1504, with head offices at Brito, Guimaraes, Portugal;

1.14. ENCUMBRANCE:

     Any mortgage, pledge, lien, encumbrance or other security interest of any nature over the whole or any part of the Company or over any of the Shares, as the case may be;


1.15. PARTIES:

     The undersigned ANTONIO MIRANDA and AMTROL, or who this latter indicates as purchaser until Completion Date, in accordance with clause 6;

1.16. TAXATION:

     All forms of taxation, duties, imposts, surcharges, levies and rates imposed in Portugal, including without limitation, imposto sobre o rendimento das pessoas colectivas (IRC), imposto sobre o rendimento das pessoas singulares
(IRS), imposto sobre o valor acrescentado (IVA), imposto de selo, contribuicoes para a seguranca social, contribuicao autarquica, imposto sobre as sucessoes e doacoes, imposto municipal de SISA, taxas alfandegarias, or other similar contributions and, in general, any interest, penalty or fine in connection therewith and cognate words such as "Tax", "Taxes", "Taxation liability" and similar shall be similarly defined;

     2. The Annexes to this Promissory Agreement form part of this Promissory Agreement and shall have the same force and effect as if included within the body of this Promissory Agreement and any reference to this Promissory Agreement shall include Annexes hereto.


                                    CLAUSE 2
                          Promise of sale and purchase

     1. ANTONIO MIRANDA promises to sell and AMTROL promises to purchase all the Shares, with a nominal value of PTE 1.000$00 each, representing the totality of ALFA's share capital.

     2. AMTROL may indicate, until ten days before Completion Date, a company fully held by it to enter into the Final Agreement under its own name.

     3. ANTONIO MIRANDA guarantees that there are no Encumbrance over the Shares and that these are not by any form subject to any obligation which might prevent the Completion of the Final Agreement on Completion Date, under the terms of clause 6.

                                    CLAUSE 3
                                      Price

     The price for the sale and purchase of the Shares agreed between the Parties is of USD 25,500,000 (twenty five millions and five hundred thousand Dollars).

                                    CLAUSE 4
                                     Payment

     1. On today's date, AMTROL pays ANTONIO MIRANDA the amount of USD 20,000,000 (twenty millions of Dollars), as earnest and down payment, being such payment done in accordance with clause 5.

     2. On Completion Date AMTROL shall pay ANTONIO MIRANDA the remaining of the price, i.e. the amount of USD 5,500,000 (five millions and five hundred thousand Dollars) through deposit with the Escrow Bank.


                                    CLAUSE 5
                            Earnest and down-payment

     1. The amount of USD 20,000,000 (twenty millions Dollars) referred to in number one of clause 4, is paid as follows:

     a) the amount of USD 6,000,000 (six millions Dollars) is delivered on today's date to ANTONIO MIRANDA, which he gives his acquittal for, through deposit in account number 80008.9, opened at the Escrow Bank under the name of Antonio Brandao Miranda;

     b) the amount of USD 14,000,000 (fourteen millions Dollars) is paid through deposit with the Escrow Bank, regulated by the terms of conditions of the escrow agreement as established in Annex I, in a bearing interest escrow account, being interest at a 7% yearly rate, opened in a foreign subsidiary of the Escrow Bank, for the benefit of ANTONIO MIRANDA and AMTROL;

     2. ANTONIO MIRANDA, in accordance with the terms of the escrow agreement included in Annex I, or his heirs, shall be entitled to receive the Initial Escrowed Amount, when the Shares are transferred to AMTROL, in accordance with clause 7.

                                    CLAUSE 6
                                   Completion

     1. The Final Agreement shall be entered into, at Porto, Portugal, by ANTONIO MIRANDA and by AMTROL or by a company, directly or indirectly, fully held and/or controlled by AMTROL, indicated until 10 (ten) days before Completion Date.

     2. If the Final Agreement is not executed by AMTROL but by another company fully controlled by it, AMTROL, together with the indication of the company which is going to be party in the Final Agreement and acquire the Shares, shall give ANTONIO MIRANDA the necessary documents to prove the incorporation of such company, AMTROL's ownership of the company's share capital, and the identification of the person with powers to represent the company on Completion of the Final Agreement.


                                    CLAUSE 7
                               Transfer of Shares

     1. The Shares shall be definitively sold and transferred to AMTROL on Completion Date, with the signature of the Final Agreement and upon delivery by the Escrow Bank to ANTONIO MIRANDA of the Initial Escrowed Amount and Final Deposit.

     2. If the Agreement is not signed on Completion Date the Shares shall be considered as sold and transferred to AMTROL if this deposits with the Escrow Bank, within the next five Business Days after Completion Date, the Final Deposit, together with the Final Agreement, signed by AMTROL on date of this joint delivery, in accordance with the draft hereto attached as Annex II and the Escrow Bank simultaneously puts at ANTONIO MIRANDA's disposal the Initial Escrowed Amount and the Final Deposit.

     3. From today's date and until Completion Date the Shares shall be deposited in a bank escrowed account for this purpose opened with the Escrow Bank, in accordance with the terms and conditions set forth in the escrow agreement included in Annex I.

     4. From today's date and until Completion, and if so requested by ANTONIO MIRANDA, the Escrow Bank shall provide him with proof of exclusive ownership of the Shares, for participation in ALFA's general meetings purposes.

     5. In accordance with the terms and conditions set out in the escrow agreement included in Annex I, the following shall be applicable:

     a) the Escrow Bank shall give the deposited Shares to AMTROL upon exhibition of the original of the Final Agreement, signed by both Parties;

     b) upon delivery with the Escrow Bank of the Final Deposit together with the Final Agreement, signed on the date of such delivery, under the terms of number two of this clause, the Escrow Bank shall deliver the Shares to AMTROL and shall put at ANTONIO MIRANDA's disposal the Initial Escrowed Amount and the Final Deposit;

     c) the Shares may be delivered to ANTONIO MIRANDA from the fifth Business Day onwards after Completion Date if AMTROL has not previously exhibited to the Escrow Bank the Final Agreement signed by both Parties, or if AMTROL does not make the Final Deposit;

     d) If the situation referred to in the previous number occurs and ANTONIO MIRANDA does not ask for the delivery of the Shares until the twentieth Business Day, inclusive, after Completion Date, the Escrow Bank shall deliver to AMTROL the Initial Escrowed Amount;

     e) However, if ANTONIO MIRANDA has, previous to the extinction of the term referred to in the previous paragraph, notified the Escrow Bank that he will submit to arbitration a situation of faulty breach of this Promissory Agreement by AMTROL and effectively does so within the fifty Business Days counting from Completion Date, the Escrow Bank shall only deliver to AMTROL the amount of USD 10,000,000 (ten millions Dollars) from the Initial Escrowed Amount, which shall be reduced to USD 4,000,000 (four millions Dollars), being such amount delivered by the Escrow Bank in accordance with the decision of the arbitral tribunal;

     6. However, the Shares shall be considered as sold to AMTROL on today's date, if ANTONIO MIRANDA dies on or before the Completion Date, in which case the Escrow Bank shall deliver the Shares to AMTROL upon proof, by this latter, of the death of ANTONIO MIRANDA, through death certificate and upon delivery to the Escrow Bank of the Final Deposit, which (the Escrow Bank) shall put at the disposal of ANTONIO MIRANDA's heirs both the Initial Escrowed Amount and the Final Deposit.


                                    CLAUSE 8
                        Patrimonial rights of the Shares

     1. All patrimonial rights relating to the Shares or to the quality of shareholder, verified from 1st January 1997, shall be transferred to AMTROL on Completion Date or on the date established in paragraph six of the previous clause if the conditions thereof mentioned are verified.

     2. The patrimonial rights mentioned in the previous paragraph shall include, namely and without limitation:

     a) right to profits or dividends;

     b) right to shareholder's loans to ALFA;

     c) right to subscribe increases of the Company's issued share capital;

     d) right to supplementary capital / equity;


                                    CLAUSE 9
                          Intellectual property rights

     1. ANTONIO MIRANDA grants AMTROL or ALFA, by choice of the former (AMTROL), the right to use the word COMANOR as a non-registered trade mark.

     2. ANTONIO MIRANDA further undertakes not to prevent or difficult the registry of the trade mark COMANOR under the name of AMTROL or ALFA, giving his express authorisation, if need be, for such purposes.


                                    CLAUSE 10
                                 Non-competition

     ANTONIO MIRANDA undertakes not to exercise, for a term of five years counting from Completion Date, any activity which directly or indirectly compete with the activity carried out by ALFA, which is the manufacture and/or reparation or requalification (refurbishment?) of reusable or disposable containers, used for G.P.L., for refrigerating gases or for technical gases.


                                    CLAUSE 11
                         Representations and warranties

     ANTONIO MIRANDA guarantees that, as to 30th June 1997:

     a) The Company is a corporation duly organised, validly existing and in good standing under the laws of Portugal, having no subsidiaries;

     b) ALFA's accounts closed on 31st of December 1996 reflect the real economic and financial situation of the Company, as well as that ALFA's accountancy instruments, containing balance sheets as of 31 December 1996 and 31st May 1997, included in Annex III, have been prepared in accordance with generally accepted accounting principles consistently followed by the Company throughout the periods indicated, and that there has not been, from such last date until today, any significant change in its financial situation;

     c) ALFA does not have any concealed liabilities, responsibilities or funds, which are not revealed in its accounts, nor there are over the Company any Encumbrances, but ALFA is bound by a promise of constituting a commercial pawn over equipment and mortgage over the real estate located at lugar de Pontilhoes, parish of Brito, city council of Guimaraes, registered before urban matrix of the local tax department under number 552 and 637 and registered before the Predial Registry under number 00932, to be constituted in favour of Banco de
Fomento Exterior, EFTA Fund, Banco Espirito Santo e banco Portugues do Investimento, in case of faulty breach for more than forty-five days of the obligations assumed by it before the mentioned banks and Fund in the financing agreement, with them entered into on 20th of June 1995, to whom it granted irrevocable proxy for the constitution of such commercial pawn and mortgage;

     d) The Shares have been duly issued ad are fully paid; the Shares represent all of the capital of ALFA and there are no outstanding subscriptions, nor options in favour of others; apart from what is set forth in this Promissory Agreement, there are no promises of sale or options for the purchase of the Shares, nor rights, warrants, convertible securities or other agreements, commitments or claims of any character which limit or relate to the transfer, purchase, issuance or sale of any shares of capital stock of ALFA, other than as contemplated by this Promissory Agreement;

     e) He owns all of the Shares, free and clear of all Encumbrances; he has full legal right, power and authority to enter this Promissory Agreement, and no approvals or consents of any other person, apart from those referred hereby to, are necessary in connection with this Promissory Agreement or with the sale of the Shares; with the delivery to AMTROL of the Shares pursuant to this Promissory Agreement or to the Final Agreement valid title thereto, free and clear of all Encumbrances will be transferred to AMTROL;

     f) ALFA has not issued any securities convertible into Shares or any other securities which may be convertible into Shares;

     g) All legal proceedings and files pending before any administrative, judicial or other official entities ALFA currently is party to are the ones listed in Annex IV;

     h) ALFA is not engaged, as the moving or defending party, in any other litigation, arbitration, administrative or other proceeding, nor to his best knowledge is any other proceeding of such nature threatened against ALFA;

     i) Except for the contracts described in Annex V, ALFA is not a party to any important contract of continuous execution with more than one year of duration, including contracts with suppliers or customers, relating to the Company's business;

     j) ALFA has not violated all applicable laws, ordinances and regulations, including without being limited to, building and zone laws, laws relating to employees and conditions of employment, and environmental requirements and specifications relating to the Company's business;

     l) The consummation of the transaction contemplated by this Promissory Agreement will not constitute any of the following:

     (i) a default or event that, with notice or passage of time or both, would be a default, breach or violation of ALFA's articles of association, any lease, license, promissory note, contract, commitment, indenture, mortgage, lien or other agreement, instrument or arrangement to which ALFA is a party or by which it or its property is bound;

     (ii) an event that would permit any party to terminate any agreement or to accelerate the maturity of any indebtedness or other obligation of ALFA;

     (iii) the creation or imposition of any Encumbrance of any on ALFA's properties;

     m) None of the representations and warranties herein made contain any untrue statement of material fact or omits to state any material fact, the omission of which would be misleading to AMTROL;


                                    CLAUSE 12
                                  Undertakings

     ANTONIO MIRANDA undertakes to, between the time of this Promissory Agreement and Completion Date:

     a) without AMTROL's consent, not to pass any resolution in ALFA's general meeting or by way of written resolution which:

       (i) is or may be in opposition with the attribution to AMTROL of all patrimonial rights relating to the Shares from 1st January 1997;
       (ii)        increases ALFA's share capital;
       (iii)       requires  ALFA  to  pay  dividends  or   make   any    other
                   distribution;
       (iv) alters or may alter the provisions of ALFA's articles of association;
       (v)         modifies ALFA's corporate year end;
       (vi)        changes ALFA's residence for taxation purposes;
       (vii) constitutes a decision to declare or make any dividend or other distribution;
       (viii) implies the dismissal or nomination of directors or members of ALFA's corporate bodies, unless such action is required by law for the purposes of ratifying the cooptacao of directors for the fulfilment of vacant places in the board;

     b) not to vote against or prevent any deliberations requested by AMTROL, which are necessary to keep the normal course of ALFA's business, to the execution of the Final Agreement on Completion Date and to the maintenance of the patrimonial rights arising from it;

     c) not to demand from ALFA the payment of any loans he may have granted or may be entitled to;

     d)  make  COMANOR  SA.   moves  for  ALFA  the  painting   line  and  steel
refurbishment equipment located at its former establishment;

     e) not to create Encumbrances over any of the Shares;

                                    CLAUSE 13
                                Will to contract

     1. The Parties expressly acknowledge and accept that this Promissory Agreement is entered into in reliance upon each of the representations, warranties and undertakings hereby given and assumed, which are considered as fundamental elements for the will of the Parties to enter into this Promissory Agreement and to transfer and acquire the Shares.

     2. If, after the signing of this Promissory Agreement and before Completion Date, any event shall occur or matter arise which in any way affects the accuracy of any of the above representations, warranties and undertakings until Completion's date, ANTONIO MIRANDA shall immediately notify AMTROL in writing.


                                    CLAUSE 14
                               Mis-representations

     1. If the representations and warranties herein given by ANTONIO MIRANDA do not represent the true and accurate situation of the Company and/or if the undertakings herein assumed by ANTONIO MIRANDA are not complied with, having this mis-representation and/or non compliance the result of causing damages to AMTROL by means of considerable depreciation of the value of the Shares or of the Company, ANTONIO MIRANDA shall be responsible for compensation of such damages if they are verified from today's date until 30th June 1999 and if AMTROL presents a justified and written claim, one for each damage, until such date.

     2. For the purposes mentioned in the previous number, a considerable depreciation is deemed to occur where a single claim is for or exceeds the amount of five millions of Portuguese escudos (PTE 5,000,000) or if several claims of lower amount, considered together, are for or exceed the amount of fifty millions of Portuguese escudos (PTE 50,000,000).

     3. Notwithstanding the above established in the previous numbers, the following shall be applicable:

     a) if any damage is identified before Completion Date and if it is subject to quantification and evaluated up to the amount of USD 5,500,000 (five millions and five hundred thousand Dollars), on Completion Date, the agreed price of the Shares shall be reduced for an amount equal to such damage;

     b) if any damage is identified before Completion Date and if it is subject to quantification and exceeds the amount of USD 5,500,000 (five millions and five hundred thousand Dollars), AMTROL may choose to reduce the price for such amount of USD 5,500,000 (five millions and five hundred thousand Dollars) or to denounce this Promissory Agreement, under the terms of clause 20;

     c) if any damage is identified before Completion Date and if it is not subject to quantification, AMTROL may be entitled to denounce this Promissory Agreement, if the condition established under number three paragraph b) of clause 20 is verified;

     4. If, in accordance with paragraphs a) and b) above, AMTROL considers an adjustment to the price of the Shares occurs, and ANTONIO MIRANDA does not agree, the amount of USD 5,500,000 (five millions and five hundred thousand Dollars) due on Completion Date in accordance with clause 4, shall be handled as follows, as Final Deposit:

     a) the amount of adjustment considered by AMTROL up to the maximum of USD 1,000,000 (one million Dollars) shall be deposited with the Escrow Bank as Indemnification Escrowed Amount, subject to the terms established by the escrow agreement hereto attached as Annex I;

     b) the remaining of the price shall be paid to ANTONIO MIRANDA through deposit with the Escrow Bank.

     5. The Parties herein undertake to submit the interpretation, qualification or decision of any situation of mis-representation or non-compliance, as well as of quantification of respectively caused damages, before the arbitral tribunal, under the terms of clause 22, if they do not reach an agreement upon such interpretation, qualification, decision or quantification.

     6. AMTROL grants to ANTONIO MIRANDA the right to directly or indirectly intervene in any negotiation or to contest any claim brought by third parties, based on any situation which may be deemed as misrepresentation or non-compliance with any undertaking hereby made and assumed by ANTONIO MIRANDA, being able, for such purposes, to substitute ALFA or AMTROL, appointing attorneys at law of his confidence, providing the guarantees or making the deposits eventually demanded from this latter; AMTROL undertakes to inform ANTONIO MIRANDA when any claim is brought and to allow him to directly intervene in any legal, administrative or other proceeding in any way related with any of such claims, and to freely provide him with all the information and other material necessary means for the contestation of such claims.


                                    CLAUSE 15
                                    Taxation

     1. ANTONIO MIRANDA shall be liable to pay ALFA, from today's date onwards, any amount which it may be required in respect of any Taxation liability relating to any business or other actions conducted by ALFA until 1st January 1997, to the extent such amounts are not fully provided for in the 1997 accounts; ANTONIO MIRANDA shall also be liable to pay ALFA any amount of Taxation for which it may be liable constituting fines and interest due and accrued related to facts occurred between 1st January 1997 and 30th June 1997.

     2. The rights and obligations established under clause 14 shall be applicable, with the necessary adaptations, to any claim related with Taxation.

     3. The rights arising from this clause for AMTROL shall elapse on 31st December 2001, save in what concerns any fines, in which case they shall elapse on 30th June 2002.


                                    CLAUSE 16
                              Specific performance

     Further to specific performance of the Agreement established under numbers two and six of clause 7 and notwithstanding the amount paid as down payment, any of the Parties may request before the arbitral tribunal the specific performance of this Promissory Agreement, in order to obtain the judicial decision substituting the contractual declaration of the missing Party.


                                    CLAUSE 17
                       Communications and confidentiality

     1. Save AMTROL's legal obligations, no public communication or disclosure by means of literature or trade shows in connection with the existence or the subject matter of this Promissory Agreement or any ancillary matter shall be made or issued by or on behalf of any of the Parties.

     2. Except for the disclosure of information to a Party's professional advisers, auditors and bankers, each Party shall treat as confidential all information received or obtained as a result of entering into or performing this Promissory Agreement.

                                    CLAUSE 18
                                   Assignment

     The Parties agree that the contractual position of AMTROL in this Promissory Agreement and in all other instruments complementing it, may only be assigned to a company, directly or indirectly, fully controlled by AMTROL, and that such assignment shall not require the prior consent of ANTONIO MIRANDA.

                                    CLAUSE 19
                                Further assurance

     Following Completion, ANTONIO MIRANDA shall co-operate with AMTROL and shall sign and deliver to AMTROL all documents which are necessary to the transfer of the Shares, and to the fulfilment of the obligations arising from clause 9.

                                    CLAUSE 20
                                   Termination

     1. ANTONIO MIRANDA shall be entitled to denounce this Promissory Agreement if AMTROL does not sign the Agreement or if it does not deposit the Final Deposit, in accordance with the terms of this Promissory Agreement.

     2. ANTONIO MIRANDA shall also be entitled to denounce this Promissory Agreement if, until 19th of December 1997, no tacit or express decision of non-opposition to the Final Agreement made under the terms of the law on operations of concentration is issued following the notification AMTROL intends to file and a copy of which shall give to him, after such filing, which shall occur until the 15th of July 1997.

     3. AMTROL shall be entitled, until Completion Date, to denounce this Promissory Agreement if any of the following circumstances occurs:

     a) If the situation foreseen in number three, paragraphs b) and c) of clause 14 is verified;

     b) If ALFA is prevented from exercising its activity or any event occurs which diminishes ALFA's possibilities of exercising its activity in such a way it becomes economically meaningless;

     c) If the transaction herein agreed has not been duly authorised by the authorities with jurisdiction on competition law, if such authorisation proves to be necessary for the Agreement to be executed;

     d) If the transaction is authorised subject to certain untenable conditions for AMTROL making the present transaction as economically meaningless;

     4. If termination is caused by AMTROL's fault, ANTONIO MIRANDA, as contractual fine, shall use as his own the amount of USD 6,000,000 (six millions Dollars) and shall be entitled to withdraw the amount of USD 4,000,000 (four millions Dollars), plus accrued interest, from the Initial Escrowed Amount; if ANTONIO MIRANDA is the faulty part, he shall reimburse AMTROL with the amount of USD 6,000,000 (six millions Dollars) he received from it in accordance with number one paragraph a) of clause 5 of this Promissory Agreement and shall pay it the amount of USD 10,000,000 (ten millions Dollars), as contractual fine, loosing all and any right to the Initial Escrowed Amount.

     5. If the Promissory Agreement is terminated under the terms of number two of this clause and paragraphs b), c) and d) of number three of this clause, or under the terms of number one of this clause for a fact not imputable to AMTROL, or if the execution of the Final Agreement becomes impossible due to a cause not imputable to any of the Parties, ANTONIO MIRANDA shall reimburse AMTROL with the amount of USD 6,000,000 (six million Dollars) and shall loose all and any right to Initial Escrowed Amount.

                                    CLAUSE 21
                                    Survival

     All and each of the representations, warranties and undertakings hereby assumed by each of the Parties are valid and enforceable on their own, if the Shares are transferred to AMTROL and regardless of the signature of the Final Agreement on Completion Date and of the contents of the Final Agreement.


                                    CLAUSE 22
                                Arbitral Tribunal

     All disputes arising out of this Promissory Agreement shall be definitively decided in accordance with Regulamento do Tribunal Arbitral do Centro de Arbitragem Comercial da Camara de Comercio e Industria Portuguesa / Associacao Comercial de Lisboa e da Camara de Comercio e Industria do Porto / Associacao Comercial do Porto, by one or more arbitrators in accordance with such Rules. The Arbitration shall take place in Porto, Portugal.

                                    CLAUSE 23
                                 Applicable law

     Both this Promissory Agreement and the Final Agreement shall be governed by and construed in accordance with the laws of Portugal.


                                    CLAUSE 24
                                    Headings

     The headings contained in this Promissory Agreement and the Annexes hereto are inserted for convenience of reference only and shall not be taken into account in the interpretation of any provisions of this Promissory Agreement or Annexes.


                                    CLAUSE 25
                                     Notices

     1. Any notice or communication given under the terms of this Promissory Agreement shall be in writing and shall be sufficiently given if addressed to:

     a) ANTONIO BRANDAO MIRANDA, c/o Calves, SA., Rua de Gondarem, nr.956, 4150 Porto, Portugal, with copies to Mr. Joao Vieira de Castro, Largo do Adro, 9, 4050 Porto, Portugal;

     b) AMTROL Inc, 1400 Division Road, West Warwick, Rhode Island, United States of America, to the attention of Mr. Edward J. Cooney, with copies to Mr. Jose de Freitas, Av. da Boavista, 1383 - 2, 4100 Porto, Portugal, and Ms. Margaret Farrell, 1500 Fleet Center, Providence, Rhode Island 02903, United Sates of America;


                                    CLAUSE 26
                                  Counterparts

     This Promissory Agreement is executed in two counterparts each of which is an original.

                                    CLAUSE 27
                             Condition of suspension

     The validity and effectiveness of this Promissory Agreement are dependant upon the payment, on today's date, of the amount of six millions Dollars (USD 6,000,000) to ANTONIO MIRANDA by AMTROL, and upon the deposit by this latter, also on today's date, of the Initial Escrowed Amount with the Escrow Bank, in accordance with the terms of this Promissory Agreement and escrow agreement hereto attached as Annex I, on both cases with today's relevant-date and on today's date communicated to ANTONIO MIRANDA by the Escrow Bank.

                                                        Porto, 30th of June 1997



ANTONIO BRANDAO MIRANDA                              AMTROL, Inc.

                              PROMISSORY AGREEMENT

                       ON THE SALE AND PURCHASE OF SHARES

                                     ANNEX I



                                ESCROW AGREEMENT

AMONG

     ANTONIO BRANDAO MIRANDA (hereinafter referred to as ANTONIO MIRANDA or the VENDOR), married, born at Argivai, Povoa de Varzim, resident at Rua do Molhe, nr.27, Porto, Portugal

and

     AMTROL Inc. (hereinafter referred to as AMTROL or the PURCHASER), with head offices at 1400 Division Road, West Warwick, Rhode Island, United States of America, hereby represented by its attorney Jose Carvalho de Freitas, whose quality and powers for this act are proved by power of attorney, the original of which shall be attached to ANTONIO MIRANDA's counterpart of the Promissory Agreement, being a copy attached to AMTROL's counterpart,

and

     BPI - BANCO PORTUGUES DO INVESTIMENTO, SA. (hereinafter referred to as "Escrow Bank"), collective body number 503569046, with the share capital of PTE 35.036.000.000$00, registered before the Commercial Registry of Porto under number 52258, with head offices at Rua Tenente Valadim, nr.284, 4100 Porto, Portugal, hereby represented by Mr. Mario Pereira Pinto and Mr. Jorge Alexandre Lopes de Sa Simoes Cortez;


     THE  PRESENT  ESCROW   AGREEMENT   (hereinafter   referred  to  as  "Escrow
Agreement") IS ENTERED INTO, BEING REGULATED BY THE FOLLOWING RECITALS, DEFINITIONS AND PROVISIONS:



WHEREAS:

     A) ANTONIO MIRANDA and AMTROL entered into a Promissory Agreement on the sale and purchase of the Shares, on the 30th June 1997, where the sale and purchase of the Shares was promised for the price of twenty five millions and five hundred thousand Dollars (USD 25,500,000), under the terms and conditions thereof established;

     B) Under the terms of the Promissory Agreement AMTROL is going to deliver by means of this Escrow Agreement, on the 30th of June 1997, to the Escrow Bank, the amount of fourteen millions Dollars (USD 14,000,000), as part of the down-payment of twenty millions Dollars (USD 20,000,000), being such amount deposited at the Escrow Bank subject to the conditions established in this Escrow Agreement;

     C) Under the terms of the Promissory Agreement, ANTONIO MIRANDA, is going to deliver by means of this Escrow Agreement, on the 30th of June 1997, to the Escrow Bank, the Shares, which shall be there deposited in an account opened under ANTONIO MIRANDA's and AMTROL's names, being this deposit subject to the conditions established in this Escrow Agreement;

     D) The Promissory Agreement establishes that as consideration for the transfer of the Shares, AMTROL shall pay ANTONIO MIRANDA, on Completion Date, the Final Deposit;

     E) From the Final Deposit, AMTROL shall be able to deposit, up to the amount of one million Dollars (USD 1,000,000) as Indemnification Escrowed Amount, with the Escrow Bank, the amount corresponding to the damages it has eventually claimed before Completion Date, which have been caused by virtue of inaccuracies in the warranties and representations provided or by virtue of non-compliance with the undertakings assumed by ANTONIO MIRANDA, which are subject to quantification and not accepted by him, as well as those liabilities arising from Taxation; this deposit shall be subject to the conditions established in the present Escrow Agreement;

     F) The conditions foreseen by this Escrow Agreement shall be applicable to all earnings born by the deposited amounts referred to in the above recitals;


DEFINITIONS:

     The following words and expressions shall have the meaning hereby defined when initialised with capital letters, either singular or plural.

1. Shares

     the totality of the shares representing ALFA's share capital, on today's date held by ANTONIO MIRANDA, the sale and purchase of which is the subject matter of the Promissory Agreement, and deposited under the terms and conditions of the present Escrow Agreement;

2. Alfa:

     "PETROLEO MECANICA ALFA, SA.", a stock company with the share capital of PTE 300,000,000$00, collective body number 500 216 738, registered before the Commercial Registry of Guimaraes under number 1504, with head offices at Brito, Guimaraes, Portugal;

3.   Purchaser:

     AMTROL or any company, directly or indirectly, fully controlled by AMTROL to whom this assigns the contractual position it has in the Promissory Agreement or it may have in the Final Agreement;

4. Final Agreement:

     the definitive agreement of sale and purchase of the Shares to be entered into by ANTONIO MIRANDA and AMTROL or by a company, directly or indirectly, fully controlled by this latter and for such purpose indicated until 10 days before Date of Completion;

5. Escrow Agreement:

     the present escrow agreement;

6. Promissory Agreement

     the Promissory Agreement of purchase and sale of the Shares entered into by ANTONIO MIRANDA and AMTROL on the 30th June 1997;

7. Completion Date:

     the date of signature of the Agreement on the 22nd December 1997;

8. Indemnification Escrowed Amount:

     the escrowed amount corresponding to the damages claimed by the PURCHASER and not accepted by the VENDOR up to the limit of one million Dollars (USD 1,000,000), together with all respective earnings;

9. Final Deposit

     the deposit of five millions and five hundred thousand Dollars, reduced by, as the case may be, the amount of the Indemnification Escrowed Amount, and/or by the quantified amount of damages claimed by AMTROL, until Completion Date, and which have been accepted by ANTONIO MIRANDA, through written document signed by both;

10. Initial Escrowed Amount:

     the escrowed deposit, subject to the conditions of this Escrow Agreement, of fourteen millions Dollars (USD 14,000,000), made by AMTROL on the 30th of June 1997 with the Escrow Bank, together with all its respective earnings, or reduced to four millions Dollars (USD 4,000,000), together with all its respective earnings in accordance with the terms of number four of clause 7 of this Escrow Agreement;

11. Business Day

     any day, except for Saturday or Sunday or a day where the banks located in Rhode Island or Porto may be closed or are not legally authorised to be opened;

12. Dollar:

     the legal currency of the United States of America;

13. Taxation:

     all forms of taxation, duties, imposts, surcharges, levies and rates imposed in Portugal, including without limitation, imposto sobre o rendimento das pessoas colectivas (IRC), imposto sobre o valor acrescentado (IVA), imposto de selo, contribuicoes para a seguranca social payments to the social security, contribuicao autarquica, imposto sobre as sucessoes e doacoes, imposto municipal de SISA, taxas alfandegarias, or other similar contributions and, in general, any interest, penalty or fine in connection therewith and cognate words such as "Tax", "Taxes", "Taxation liability" and similar shall be similarly defined;

14. Vendor:

     ANTONIO MIRANDA;

                                    CLAUSE 1
                                   Escrow Bank

     1. ANTONIO MIRANDA and AMTROL hereby designate the Escrow Bank as the escrow entity for the Shares, Initial Escrowed Amount and Indemnification Escrowed Amount, and the Escrow Bank hereby agrees to serve in accordance with the terms, conditions and provisions of this Escrow Agreement.

     2. At any time prior to Completion Date, upon request of ANTONIO MIRANDA, the Escrow Bank shall provide him with proof of exclusive ownership of the Shares for the purposes of participation in ALFA's general meetings.

                                    CLAUSE 2
                             Initial Escrowed Amount

     The PURCHASER has deposited, on today's date, the Initial Escrowed Amount with the Escrowed Bank, who confirms to have received it and which it shall only deliver under the terms and conditions established in this Escrow Agreement.

                                    CLAUSE 3
                              Escrow for the Shares

     The VENDOR has deposited, on today's date, the Shares with the Escrow Bank, who confirms to have received them and who shall only deliver them under the terms and conditions established in this Escrow Agreement.

                                    CLAUSE 4
                                 ESCROW ACCOUNTS

     1. The Initial Escrowed Amount and the Indemnification Escrowed Amount shall be deposited in accounts, one for each amount, for this purpose opened with the Escrow Bank, for the benefit of the VENDOR and the PURCHASER;

     2. The Shares shall be deposited in a securities account for this purpose opened with the Escrow Bank, for the benefit of the VENDOR and the PURCHASER.

     3. The Final Deposit shall be delivered with the Escrow Bank, on Completion Date or within the next five Business Days or before Completion Date if the VENDOR's dies.


                                    CLAUSE 5
                                   Investments

     1. The Escrow Bank shall remunerate the Initial Escrowed Amount and the Indemnification Escrowed Amount, at the yearly net rate of 5.375%.

     2. Notwithstanding the above mentioned, if the Initial Escrowed Amount is delivered to the VENDOR, he shall be entitled to receive accrued net interest calculated upon a minimum yearly rate of 7%, being the difference for less, which may eventually exist between this rate and the net rate obtained under the terms of the previous number, incurred into by the PURCHASER.

                                    CLAUSE 6
                              Deliver of the Shares

     1. The Escrow Bank, shall deliver the Shares to the PURCHASER:

     a) upon receipt of the certificate signed by the VENDOR and the PURCHASER, in the form of Annex I attached hereto, together with a copy of the original of the Final Agreement, also signed by both;

     b) upon delivery to the Escrow Bank, within the five Business Day after Completion Date, of the Final Deposit and upon receipt of the certificate, signed by the PURCHASER, in the form of Annex II attached hereto, together with the original of the Final Agreement signed by AMTROL, the contents of which are equal to the draft attached hereto in the form of Annex III;

     c) upon receipt of the certificate, signed by the PURCHASER, in the form of Annex IV and together with death certificate of the VENDOR, and delivery of the Final Deposit with the Escrow Bank;

     2. The Escrow Bank, shall deliver the Shares to the VENDOR, or to his heirs if he dies, from the fifth Business Day, exclusive, counting from Completion Date, upon receipt of the certificate, signed by the former or the latter, in the form of Annex V or VI, as the case may be, if any of the situations above mentioned in paragraphs a), b) and c) of the previous number occurs does not occur.

     3. The Final Deposit shall be reduced by the quantified amount of the damages claimed by the PURCHASER until Completion Date, which have been accepted by the VENDOR, in a written document signed by both, given the PURCHASER delivers with the Escrow Bank the certificate in form of Annex VII attached hereto, together with the original of the document referred to in this number.


                                    CLAUSE 7
        Delivery of the Initial Escrowed Amount and of the Final Deposit

     1. The Escrow Bank shall deliver the Initial Escrowed Amount and the Final Deposit to the VENDOR or to his heirs, as the case may be, by wire transfer for the account number 50008.9 opened with the Escrow Bank under ANTONIO MIRANDA's name or his heirs, if he dies, or by cheque issued by the Escrow Bank under the VENDOR's name if he so requests the Escrow Bank in writing, if any of the situations foreseen in number one of clause 6 occurs and upon receipt of the certificates and documents also thereof foreseen.

     2. The Escrow Bank shall deliver the Initial Escrowed Amount to the PURCHASER if the situation referred to in number two of the previous clause occurs and upon receipt of the certificate in the form of Annex VIII attached hereto, with observance of number four of this clause.

     3. If, under the terms of number two of the previous clause and until the twentieth Business Day, inclusive, after Completion Date, the VENDOR has not asked the Escrow Bank for the delivery of the Shares, the Escrow Bank, upon receipt of the certificate in the form of Annex IX attached hereto, given by the PURCHASER, shall deliver the Initial Escrowed Amount to the PURCHASER, with observance, notwithstanding, of number four of this clause.

     4. If the VENDOR has, within the term referred to in the previous number, presented to the Escrow Bank a notice of arbitration in the form of Annex X attached hereto, the Escrow Bank, upon receipt of the certificate in the form of Annex IX attached hereto, shall deliver to the PURCHASER only ten millions Dollars (USD 10,000,000) from the Initial Escrowed Amount, which shall be reduced to four millions Dollars (USD 4,000,000).

     5. If the VENDOR does not submit within fifty Business Days, counting from Completion Date, before the arbitral tribunal the claim communicated to the Escrow Bank through the certificate in form of Annex X attached hereto, the Escrow Bank shall deliver to the PURCHASER the Initial Escrowed Amount upon receipt of the certificate in form of Annex XI attached hereto, together with a certified copy stating there is no arbitration instance pending before the Arbitral Centre identified in clause 19.

                                    CLAUSE 8
                              Arbitration Decision

     Apart from the situations foreseen in clauses 6 and 7, the Escrow Bank shall only deliver the Shares and the Initial Escrowed Amount to the VENDOR, his heirs and/or to the PURCHASER, as the case may be, in compliance with arbitration decisions, upon receipt of the certificate in the form of Annex XII or XIII, as may be applicable, signed by who presents it.


                                    CLAUSE 9
                                  Common Accord

     The Escrow Bank shall, always and at any time, deliver both the Shares and the whole or part of the Initial Escrowed Amount to the VENDOR, his heirs and/or to the PURCHASER, as the case may be, under the terms established by the certificate in the form of Annex XIV or XV, as may be applicable, signed by both the VENDOR or his heirs and the PURCHASER.

                                    CLAUSE 10
                            Refusal of authorisation

     If the competent authorities on competition law refuse authorisation for the transfer of the Shares from the VENDOR to the PURCHASER, either of them may request the Escrow Bank the release of the Shares to the VENDOR and the delivery of the Initial Escrowed Amount to the PURCHASER, upon receipt in the form of Annex XVI or XVII hereto attached, as the case may be, together with a copy of such decision certified by the referred to authorities.

                                    CLAUSE 11
                 Deliver of the Indemnification Escrowed Amount

     The whole or parts of the Indemnification Escrowed Amount shall be delivered by the Escrow Bank:

     a) to the VENDOR and/or the PURCHASER under the terms and conditions, which they have both defined by common accord, upon receipt of the certificate, made and signed by both, in the form of Annexes XVIII or XIX, as may be applicable;

     b) to the VENDOR, his heirs or to the PURCHASER, by means of arbitration decision, under the terms by such decision defined and to the extent permitted by the existing amount of the Indemnification Escrowed Amount, upon receipt of the certificate in the form of Annex XX or XXI, as may be applicable;

                                    CLAUSE 12
                      Extinction of the Escrowed Agreement

     This Escrow Agreement extinguishes, releasing the Escrow Bank from all duties and obligations hereby established, upon delivery of the totality of the funds in the accounts of Initial Escrowed Amount and Indemnification Escrowed Amount and upon delivery of the Shares.

                                    CLAUSE 13
                       Responsibilities of the Escrow Bank

     1. The Escrow Bank shall have no duties or responsibilities except those expressly set forth herein.

     2. The Escrow Bank shall have no responsibility for the validity of any agreements referred to in this Escrow Agreement, or for the performance of any such agreements by any party thereto or for the interpretation of any of the provisions of any of such agreements.

     3. The Escrow Bank may only be held liable for bad-faith, wilful misconduct or gross negligence on its part, not being held responsible for actions or omissions in reliance on any certificate, instruction, direction or other instrument whatsoever received by the Escrow Bank in writing under this Escrow Agreement, not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and accuracy of any information therein contained, which the Escrow Bank in good faith believes to be genuine and to have been signed and presented by a proper person or persons or their counsel.

     4. Even if any controversy arises between one or more of the parties hereto, or between any of the parties hereto and any third person not a party hereto, as to whether or not to whom the Escrow Bank shall deliver the cash, or a part thereof, of the Initial Escrowed Amount and/or Indemnification Escrowed Amount or the Shares, or as to any matter arising out of or relating to this Escrow Agreement, the Escrow Bank shall not be required to determine such dispute, but it shall rigorously observe the instructions it receives in accordance with this Escrow Agreement, not being, in any case, held liable for such observance.

     5. The Escrow Bank may rely on any notice, instruction, direction, certificate, statement, request, consent, confirmation, agreement or other instrument in writing which it believes to be genuine and to have been signed or presented by a proper person or persons, having, in what respects the communications foreseen in clauses 6 to 11 of this Escrow Agreement, the signature of the VENDOR or his heirs, if duly qualified as such by notarial deed, as well as the signature and sufficiency of powers of the proper representative of the PURCHASER, be legalised by notary or by the Escrow Bank.

     6. This Escrow Agreement set forth the entire agreement among the VENDOR and the PURCHASER and the Escrow Bank with respect to the escrow accounts, the distribution of the cash held therein and the release of the Shares.

     7. Notwithstanding any provision to the contrary contained in any other agreement between any of the parties hereto, the Escrow Bank shall have no interest in the escrowed accounts or in the Shares, being its intervention limited as escrow holder, having only possession of them under such terms.

     8. The Escrow Bank shall have no duty to ascertain the contents of, or the compliance of ANTONIO MIRANDA and/or AMTROL with the Promissory Agreement or the Final Agreement.

                                    CLAUSE 14
                                Fees and Expenses

     1. For the services rendered by the Escrow Bank in the execution of this Escrow Agreement, this Escrow Bank shall charge AMTROL a fee of PTE 500,000$00 (five hundred thousand Portuguese Escudos), plus VAT at the applicable rate.

     2. The VENDOR and the PURCHASER hereby undertake to make the transfer of the Shares through the Escrow Bank, or through whom this latter indicates, being fixed the broker's fees as PTE 1,500,000$00 (one million and five hundred thousand Portuguese escudos), which shall be incurred into by the PURCHASER.

                                    CLAUSE 15
                                     Notices

     1. All communications required pursuant to this Escrow Agreement shall be addressed to the Escrow Bank, ANTONIO MIRANDA and AMTROL, as follows:

    n   If to the Escrow Bank:
    BPI - Banco Portugues do Investimento, SA.
    Rua Tenente Valadim, n 284
    4100 Porto
    Portugal
    Att.: Mr. Mario Pereira Pinto
    Fax: 00-351-2-6000 856

    n   If to ANTONIO MIRANDA:
    Mr. Antonio Brandao Miranda,
    c/o Calves, SA.,
    Rua de Gondarem, nr.956,
    4150 Porto,
    Portugal;
    Fax: 00-351-2-617 7282

    with copy to:
    Mr. Joao Vieira de Castro,
    Largo do Adro, nr. 9,
    4050 Porto,
    Portugal;
    Fax: 00-351-2-609 4688

     n    If to AMTROL:
     AMTROL Inc.,
     1400 Division Road,
     West Warwick, RI 02893
     U.S.A.
     Att. of Mr. Edward J. Cooney,
     Fax: 00-1-401-884-7816

     with copies to:
     Mr. Jose de Freitas,
     Av. da Boavista, 1383 - 2,
     4100 Porto,
     Portugal,
     Fax: 00-351-2-6001848

and

     Ms. Margaret D. Farrell, Esq.
     Hinckley, Allen & Snyder
     1500 Fleet Center,
     Providence, R I 02903,
     U.S.A.
     Fax: 001-401-277-9600

     2. Any notice or other communication required or permitted under any of the provisions of this Escrow Agreement shall be sufficiently given if delivered in person or sent by telecopy or by registered mail with receipt, sent by express mail, addressed to the respective address of the parties hereto as set forth above and to such other address or number of telecopy as shall be hereafter furnished in writing by any such party.

     3. All notices or other communications shall be deemed to have been received on the date of delivery, unless if sent by telecopy, in which case, if received on any day which is not a Business Day or after working hours, considered as between 8 a.m. and 5 p.m. of any Business Day, shall be deemed to have been received in the next Business Day.


                                    CLAUSE 16
                               Parties in Interest

     The rights and obligations arising from this Escrow Agreement shall be binding upon the parties hereto and their respective heirs, successors and assigns, including without limitation any private or collective entity, who or which assumes to this Escrow Agreement, Promissory Agreement or Agreement the contractual position of ANTONIO MIRANDA or AMTROL, who or which shall be immediately bound by the rights and obligations of the substituted party, arising from this Escrow Agreement.


                                    CLAUSE 17
                                    Captions

     The Section Captions used herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Escrow Agreement.


                                    CLAUSE 18
                       Indemnification of the Escrow Bank

     1. The VENDOR and the PURCHASER shall indemnify the Escrow Bank, for the damages they cause to it for the defective fulfilment of this Escrow Agreement.

     2. On its turn, the Escrow Bank shall indemnify the VENDOR and the PURCHASER for the damages it causes to them for the defective fulfilment of this Escrow Agreement.

     3. The obligations of the PURCHASER herein arising from shall survive the renounce ou substitution of the Escrow Bank and to any form of termination of this Agreement, including without limitation any termination under the terms of bankruptcy law.

                                    CLAUSE 19
                               Dispute Resolution

     All disputes arising out of this Promissory Agreement shall be definitively decided in accordance with Regulamento do Tribunal Arbitral do Centro de Arbitragem Comercial da Camara de Comercio e Industria Portuguesa / Associacao Comercial de Lisboa e da Camara de Comercio e Industria do Porto / Associacao Comercial do Porto, by one or more arbitrators in accordance with such Rules. The Arbitration shall take place in Porto, Portugal.

                                    CLAUSE 20
                                  Governing Law

     This Escrow Agreement shall be construed and interpreted in accordance with and governed by the laws of Portugal.


                                    CLAUSE 21
                                  Counterparts

     This Agreement shall be executed in three counterparts, each of one constituting an original.

                                                        Porto, 30th of June 1997

ANTONIO BRANDAO MIRANDA


AMTROL Inc.


BPI - BANCO PORTUGUES DO INVESTIMENTO, SA.

                                ESCROW AGREEMENT


                                     ANNEX I


                        FORM OF JOINT RELEASE CERTIFICATE

     To: Banco Portugues do Investimento, SA., Escrow Bank in accordance with the Escrow Agreement referred to below Address: Rua Tenente Valadim, nr.284, 4100 Porto Portugal Att.: Mr. Mario Pereira Pinto Ref.: Escrow Agreement, dated as of 30th June 1997, by and among the Escrow Bank, ANTONIO MIRANDA and AMTROL (the "Escrow Agreement")


     Ladies and Gentlemen:

     Pursuant to number one, paragraph a) of clause 6 of the Escrow Agreement, the undersigned (the VENDOR or Mr._____ a duly authorized representative) and (Mr. _________ a duly authorized officer of the PURCHASER) hereby certify that attached hereto is a true and correct copy of the Final Agreement and authorise the Escrow Bank to deliver the whole of the Initial Escrow Amount and the Final Deposit to the VENDOR and to deliver the Shares to the PURCHASER.

     Unless otherwise defined herein, the terms used herein shall have the respective meanings provided such terms in the Escrow Agreement.


Porto, ___ of _______.


                                                     Very truly yours,

THE VENDOR

THE PURCHASER

                                ESCROW AGREEMENT

                                    ANNEX II

                          PURCHASER RELEASE CERTIFICATE

     To: Banco Portugues do Investimento, SA., Escrow Bank in accordance with the Escrow Agreement referred to below

     Address:  Rua Tenente Valadim,  nr.284,
               4100 Porto Portugal
Att.: Mr. Mario Pereira Pinto

     Ref.: Escrow Agreement, , dated as of 30th June 1997, by and among the Escrow Bank, ANTONIO MIRANDA and AMTROL (the "Escrow Agreement")

     Ladies and Gentlemen:

     Pursuant to number one, paragraph b) of clause 6 of the Escrow Agreement, the undersigned, Mr. _____ a duly authorised officer of the PURCHASER, hereby certifies to the Escrow Bank that attached hereto is a true and correct copy of the Final Agreement, duly executed by an authorised officer of the PURCHASER, and that, because it has delivered with the Escrow Bank the Final Deposit, requests the Shares, deposited in the account of deposit of Shares, are immediately released to the PURCHASER and that the Initial Escrow Amount and Final Deposit are put at the VENDOR's disposal.

     Unless otherwise defined herein, the terms used herein shall have the respective meanings provided such terms in the Escrow Agreement.


Porto, ___ of _______.


                                                     Very truly yours,

THE PURCHASER

                                ESCROW AGREEMENT


                                    ANNEX III


                  AGREEMENT ON THE SALE AND PURCHASE OF SHARES


     ANTONIO BRANDAO MIRANDA (hereinafter referred to as ANTONIO MIRANDA), married under the legal separation regimen, born at Argivai, Povoa de Varzim, resident at Rua do Molhe, nr.27, Porto, Portugal

and

     AMTROL Inc. or a company fully controlled by it (hereinafter referred to as AMTROL), with head offices at 1400 Division Road, West Warwick, Rhode Island, United States of America, hereby represented by its president John P. Cashman,


WHEREAS:

     ANTONIO MIRANDA is the only owner of the shares representing the share capital of "PETROLEO MECANICA ALFA, SA." (hereinafter referred to as ALFA), with head offices at Brito, Guimaraes;

     AMTROL wants to purchase and ANTONIO MIRANDA wants to sell the 300,000 shares representing the share capital of ALFA;



     THE ABOVE IDENTIFIED PARTIES AGREE TO ENTER INTO THIS AGREEMENT OF SALE AND PURCHASE OF SHARES, WHICH SHALL BE GOVERNED BY THE FOLLOWING PROVISIONS:

                                    CLAUSE 1
                                   Definitions

     In this agreement, the following words and expressions shall have the following meaning:

1.1.  SHARES:

     the totality of the shares representing the issued share capital of ALFA, on today's date held by ANTONIO MIRANDA and which are the subject matter of this Agreement;

1.2.  DOLLAR:

     the legal currency of the United States of America;

1.3.  ALFA or COMPANY:

     "PETROLEO MECANICA ALFA, SA.", a stock company with the share capital of PTE 300,000,000$00, collective body number 500 216 738, registered before the Commercial Registry of Guimaraes under number 1504, with head offices at Brito, Guimaraes, Portugal;

                                    CLAUSE 2
                                Sale and purchase

     1. ANTONIO MIRANDA sells and AMTROL, or the company fully controlled by it, indicated until 10 days before today's date, purchases all the Shares, with the nominal value of PTE 1,000,000$00 each, representing the totality of the share capital of ALFA.

     2. All patrimonial rights relating to the Shares or to the quality of shareholder, verified from 1st January 1997, shall be transferred to AMTROL.

     3. The patrimonial rights mentioned in the previous paragraph shall include, namely and without limitation:

     a) right to profits or dividends;

     b) right to shareholder's loans to ALFA;

     c) right to subscribe increases in ALFA's issued share capital;

     d) right to supplementary capital / equity;


                                    CLAUSE 3
                                      Price

     The price for the sale and purchase of the Shares agreed between the parties is of USD 25,500,000 (twenty five millions and five hundred thousand Dollars), which AMTROL has already paid and which ANTONIO MIRANDA hereby gives his acquittal for.


                                    CLAUSE 4
                          Intellectual property rights

     1. ANTONIO MIRANDA grants AMTROL or ALFA, by the former's (AMTROL) choice, as the case may be, the right to use the word COMANOR as a non-registered trade mark.

     2. ANTONIO MIRANDA further undertakes not to prevent or difficult the registry of the trade mark COMANOR, under the name of AMTROL or ALFA, giving his express authorisation, if need be, for such purposes.


                                    CLAUSE 5
                                 Non-competition

     ANTONIO MIRANDA undertakes not to exercise, for a term of five years counting from today, any activity which directly or indirectly may compete with the activity carried out by the Company, which is the manufacture and/or reparation or requalification (refurbishment?) of reusable or dischargeable containers, used for G.P.L., for refrigerating gases or for technical gases.


                                    CLAUSE 6
                                Further assurance

     ANTONIO MIRANDA shall co-operate with AMTROL and shall sign and deliver to AMTROL all documents which may be necessary for the transfer of the Shares.


                                    CLAUSE 7
                         Applicable law and arbitration

     1. This agreement is governed by Portuguese law.

     2. All disputes arising out of this Final Agreement shall be definitively decided in accordance with Regulamento do Tribunal Arbitral do Centro de Arbitragem Comercial da Camara de Comercio e Industria Portuguesa / Associacao Comercial de Lisboa e da Camara de Comercio e Industria do Porto / Associacao Comercial do Porto, by one or more arbitrators in accordance with such Rules. The Arbitration shall take place in Porto and the language shall be Portuguese.


                                    CLAUSE 8
                                     Notices

     1. Any notice or communication given under the terms of this Promissory Agreement shall be in writing and shall be sufficiently given if addressed to:

     a) AMTROL Inc, 1400 Division Road, West Warwick, Rhode Island, United States of America, to the attention of Mr. Edward Cooney, with copies to Mr. Jose de Freitas, Av. da Boavista, 1383 - 2, 4100 Porto, Portugal, and Ms. Margaret Farrell, 1500 Fleet Center, Providence, Rhode Island 02903, United Sates of America;

     b) ANTONIO BRANDAO MIRANDA, c/o Calves, SA., Rua de Gondarem, nr.956, 4150 Porto, Portugal, with copies to Mr. Joao Vieira de Castro, Largo do Adro, 9, 4050 Porto, Portugal;


                                    CLAUSE 9
                                  Counterparts

     This Promissory Agreement is executed in two counterparts each of which is an original.



Porto, ____ of ________

                                ESCROW AGREEMENT


                                    ANNEX IV

                          PURCHASER RELEASE CERTIFICATE

     To: Banco Portugues do Investimento, SA., as Escrow Bank in accordance with Escrow Agreement referred to below

     Address: Rua Tenente Valadim, nr.284,
              4100 Porto Portugal

     Att.: Mr. Mario Pereira Pinto

     Ref.: Escrow Agreement, , dated as of 30th June 1997, entered into among the Escrow Bank, ANTONIO MIRANDA and AMTROL (the "Escrow Agreement")

     Ladies and Gentlemen:

     Pursuant to number one, paragraph c) of clause 6 of the Escrow Agreement, the undersigned Mr. ______ a duly authorized officer of the PURCHASER hereby certifies to the Escrow Bank that attached hereto is the VENDOR's death certificate and because it has delivered with the Escrow Bank the Final Deposit, requests that the Shares, deposited in the account of deposit of Shares, are immediately released to the PURCHASER, and that the Initial Escrow Amount and Final Deposit are put at the VENDOR's heirs disposal.

     Unless otherwise defined herein, the terms used herein shall have the respective meanings provided such terms in the Escrow Agreement.


Porto, ____ of __________


                                                     Very truly yours,

THE PURCHASER

                                ESCROW AGREEMENT

                                     ANNEX V

                           VENDOR RELEASE CERTIFICATE

     To: Banco Portugues do Investimento, SA., as Escrow Bank in accordance with Escrow Agreement referred to below

     Address: Rua Tenente Valadim, nr.284,
              4100 Porto
              Portugal

     Att.: Mr. Mario Pereira Pinto

     Ref.: Escrow Agreement, , dated as of 30th June 1997, entered into among the Escrow Bank, ANTONIO MIRANDA and AMTROL (the "Escrow Agreement")

     Ladies and Gentlemen:

     Pursuant to number two of clause 6 of the Escrow Agreement, the undersigned (the VENDOR or Mr. _____ his duly authorized representative) requests the Escrow Bank the release of the Shares, deposited in the account for shares, given the fact none of the situations foreseen in paragraphs a), b) and c) of number one of clause 6 of the Escrow Agreement has, until today's date, occurred and given the fact more than five Business Days have already passed since Completion Date.

     Unless otherwise defined herein, the terms used herein shall have the respective meanings provided such terms in the Escrow Agreement.


Porto, ____ of __________


                                                     Very truly yours,

THE VENDOR /  his duly authorized representative

                                ESCROW AGREEMENT

                                    ANNEX VI

                       VENDOR's HEIRS RELEASE CERTIFICATE

     To: Banco Portugues do Investimento, SA., as Escrow Bank in accordance with Escrow Agreement referred to below

     Address: Rua Tenente Valadim, nr.284,
              4100 Porto
              Portugal

     Att.: Mr. Mario Pereira Pinto

     Ref.: Escrow Agreement, , dated as of 30th June 1997, entered into among the Escrow Bank, ANTONIO MIRANDA and AMTROL (the "Escrow Agreement")

     Ladies and Gentlemen:

     Pursuant to number two of clause 6 of the Escrow Agreement, the undersigned (VENDOR's heirs) hereby certify(ies) to the Escrow Bank that they (he/she) are
(is) legitimated as heir(s) through the notarial deed of legitimacy hereto attached, and request(s) the Escrow Bank to deliver to them (him/her) the Shares, deposited in the escrow account of deposit of Shares given the fact none of the situations foreseen in paragraphs a), b) and c) of number one of clause 6 has, until today's date, occurred and given the fact more than five Business Days have already passed since Completion Date.

     Unless otherwise defined herein, the terms used herein shall have the respective meanings provided such terms in the Escrow Agreement.


Porto, ____ of __________


                                                     Very truly yours,

THE VENDOR's HEIR(S)

                                ESCROW AGREEMENT

                                    ANNEX VII

                    NOTICE FOR REDUCTION OF THE FINAL DEPOSIT

     To: Banco Portugues do Investimento, SA., as Escrow Bank in accordance with Escrow Agreement referred to below

     Address: Rua Tenente Valadim, nr.284,
              4100 Porto
              Portugal

     Att.: Mr. Mario Pereira Pinto

     Ref.: Escrow Agreement, , dated as of 30th June 1997, entered into among the Escrow Bank, ANTONIO MIRANDA and AMTROL (the "Escrow Agreement")


     Ladies and Gentlemen:

     Pursuant to number three of clause 6 of the Escrow Agreement, the undersigned Mr. _____ a duly authorized officer of the PURCHASER, hereby certifies the Escrow Bank that, in accordance with the document signed both by the VENDOR and PURCHASER, the Final Deposit was reduced for the amount of _________ by reduction of the amount of ____________

     Unless otherwise defined herein, the terms used herein shall have the respective meanings provided such terms in the Escrow Agreement.


Porto, ____ of __________


                                                     Very truly yours,

THE PURCHASER

                                ESCROW AGREEMENT

                                   ANNEX VIII

                          PURCHASER RELEASE CERTIFICATE

     To: Banco Portugues do Investimento, SA., as Escrow Bank in accordance with Escrow Agreement referred to below

     Address: Rua Tenente Valadim, nr.284,
              4100 Porto
              Portugal

     Att.: Mr. Mario Pereira Pinto

     Ref.: Escrow Agreement, , dated as of 30th June 1997, entered into among the Escrow Bank, ANTONIO MIRANDA and AMTROL (the "Escrow Agreement")

     Ladies and Gentlemen:

     Pursuant to number two of clause 7 of the Escrow Agreement, the undersigned Mr. _________ a duly authorised officer of the PURCHASER, requests the Escrow Bank the delivery of the Initial Escrowed Amount given the fact the situation foreseen in number two of clause 6 of the Escrow Agreement has occurred.

     Unless otherwise defined herein, the terms used herein shall have the respective meanings provided such terms in the Escrow Agreement.


Porto, ____ of __________

                                                     Very truly yours,


THE PURCHASER

                                ESCROW AGREEMENT

                                    ANNEX IX

                          PURCHASER RELEASE CERTIFICATE

     To: Banco Portugues do Investimento, SA., as Escrow Bank in accordance with Escrow Agreement referred to below

     Address: Rua Tenente Valadim, nr.284,
              4100 Porto
              Portugal

     Att.: Mr. Mario Pereira Pinto

     Ref.: Escrow Agreement, , dated as of 30th June 1997, entered into among the Escrow Bank, ANTONIO MIRANDA and AMTROL (the "Escrow Agreement")

     Ladies and Gentlemen:

     Pursuant to number three of clause 7 of the Escrow Agreement, the undersigned Mr. _________ a duly authorized officer of the PURCHASER, requests the Escrow Bank the delivery of the Initial Escrowed Amount given the fact the VENDOR has not, until today's date, requested the Escrow Bank the delivery of the Shares, having already passed more than twenty Business Days since Completion Date.

     Unless otherwise defined herein, the terms used herein shall have the respective meanings provided such terms in the Escrow Agreement.


Porto, ____ of __________


                                                     Very truly yours,

THE PURCHASER

                                ESCROW AGREEMENT

                                     ANNEX X

                ARBITRATION NOTICE DUE TO FAULT OF THE PURCHASER


     To: Banco Portugues do Investimento, SA., as Escrow Bank in accordance with Escrow Agreement referred to below

     Address: Rua Tenente Valadim, nr.284,
              4100 Porto
              Portugal

     Att.: Mr. Mario Pereira Pinto

     Ref.: Escrow Agreement, , dated as of 30th June 1997, entered into among the Escrow Bank, ANTONIO MIRANDA and AMTROL (the "Escrow Agreement")

     Ladies and Gentlemen:

     Pursuant to number four of clause 7 of the Escrow Agreement, the undersigned (VENDOR or Mr. ________ a duly authorised representative of the VENDOR) or (his heirs, duly legitimated by notarial deed), hereby certifies the Escrow Bank of a disputed claim for faulty breach of the Promissory Agreement by the PURCHASER and certifies that the same is going to be submitted before an arbitration tribunal, within fifty Business Days counting from Completion Date, in accordance with clause 22 of the Promissory Agreement and that a copy of this arbitration notice has been delivered to the PURCHASER.


     Unless otherwise defined herein, the terms used herein shall have the respective meanings provided such terms in the Escrow Agreement.


Porto, ____ of __________


                                                     Very truly yours,

THE VENDOR/ his legitimate representative/THE VENDOR's HEIR(S)

                                ESCROW AGREEMENT


                                    ANNEX XI

                          PURCHASER RELEASE CERTIFICATE


     To: Banco Portugues do Investimento, SA., as Escrow Bank in accordance with Escrow Agreement referred to below

     Address: Rua Tenente Valadim, nr.284,
              4100 Porto
              Portugal

     Att.: Mr. Mario Pereira Pinto

     Ref.: Escrow Agreement, , dated as of 30th June 1997, entered into among the Escrow Bank, ANTONIO MIRANDA and AMTROL (the "Escrow Agreement")

     Ladies and Gentlemen:

     Pursuant to number five of clause 7 of the Escrow Agreement, the undersigned Mr. _______ a duly authorised representative of the PURCHASER, hereby requests the Escrow Bank the delivery of the Initial Escrowed Amount, reduced to four millions of Dollars (USD 4,000,000), given the fact that, having passed more than fifty Business Days counting from Completion Date, the VENDOR has not submitted to the arbitral tribunal, until today's date, the claim which he has previously communicated to the Escrow Bank, under the terms of number four of clause 7, as it is certified by the certified copy hereto attached.


     Unless otherwise defined herein, the terms used herein shall have the respective meanings provided such terms in the Escrow Agreement.


Porto, ____ of __________


                                                     Very truly yours,

THE PURCHASER

                                ESCROW AGREEMENT



                                     ANNEX XII

                     NOTICE OF TRIBUNAL ARBITRAL's DECISION


     To: Banco Portugues do Investimento, SA., as Escrow Bank in accordance with Escrow Agreement referred to below

     Address: Rua Tenente Valadim, nr.284,
              4100 Porto
              Portugal

     Att.: Mr. Mario Pereira Pinto

     Ref.: Escrow Agreement, , dated as of 30th June 1997, entered into among the Escrow Bank, ANTONIO MIRANDA and AMTROL (the "Escrow Agreement")

     Ladies and Gentlemen:

     Pursuant to clause 8 of the Escrow Agreement, the undersigned (the VENDOR or Mr. ________ a duly authorized representative) or (Mr. _______ a duly authorized officer of the PURCHASER), hereby certifies the Escrow Bank of the decision of the arbitral tribunal attached hereto and, in accordance with such decision, requests the delivery of the Shares and/or the Initial Escrowed Amount, under the specific terms thereto established.

     Unless otherwise defined herein, the terms used herein shall have the respective meanings provided such terms in the Escrow Agreement.


Porto, ____ of __________


                                                     Very truly yours,

THE VENDOR / Duly authorised representative of the VENDOR / THE PURCHASER

                                ESCROW AGREEMENT


                                   ANNEX XIII

                     NOTICE OF TRIBUNAL ARBITRAL's DECISION


     To: Banco Portugues do Investimento, SA., as Escrow Bank in accordance with Escrow Agreement referred to below

     Address: Rua Tenente Valadim, nr.284,
              4100 Porto
              Portugal

     Att.: Mr. Mario Pereira Pinto

     Ref.: Escrow Agreement, , dated as of 30th June 1997, entered into among the Escrow Bank, ANTONIO MIRANDA and AMTROL (the "Escrow Agreement")

     Ladies and Gentlemen:

     Pursuant to clause 8 of the Escrow Agreement, the undersigned (the VENDOR's heir(s)), hereby certifies(y) he/she(they) is (are) legitimated as heir(s), through the notarial deed of legitimacy hereto attached and hereby notifies(y) the Escrow Bank of the decision of the arbitral tribunal attached hereto and, in accordance with such decision, requests (request) the delivery of the Shares
and/or  the  Initial   Escrowed   Amount,   under  the  specific  terms  thereto
established.

     Unless otherwise defined herein, the terms used herein shall have the respective meanings provided such terms in the Escrow Agreement.


Porto, ____ of __________


                                                     Very truly yours,

THE VENDOR's HEIR(S)

                                ESCROW AGREEMENT



                                     ANNEX XIV

                        FORM OF JOINT RELEASE CERTIFICATE

     To: Banco Portugues do Investimento, SA., as Escrow Bank in accordance with Escrow Agreement referred to below

     Address: Rua Tenente Valadim, nr.284,
              4100 Porto
              Portugal

     Att.: Mr. Mario Pereira Pinto

     Ref.: Escrow Agreement, , dated as of 30th June 1997, by and among the Escrow Bank, ANTONIO MIRANDA and AMTROL (the "Escrow Agreement")

     Ladies and Gentlemen:

     Pursuant to clause 9 of the Escrow Agreement, the undersigned (the VENDOR or Mr. _______ a duly authorized representative) and (Mr. _________ a duly authorized officer of the PURCHASER) hereby request the Escrow Bank, by common accord, to release the Shares and/or the (or part of the) Initial Escrowed Amount to the VENDOR or to release the Shares and/or the (or part of the) Initial Escrowed Amount to the PURCHASER

     Unless otherwise defined herein, the terms used herein shall have the respective meanings provided such terms in the Escrow Agreement.


Porto, ____ of __________



                                                     Very truly yours,

THE VENDOR / His duly representative

THE PURCHASER

                                ESCROW AGREEMENT

                                    ANNEX XV

                        FORM OF JOINT RELEASE CERTIFICATE

     To: Banco Portugues do Investimento, SA., as Escrow Bank in accordance with Escrow Agreement referred to below

     Address: Rua Tenente Valadim, nr.284,
              4100 Porto
              Portugal

     Att.: Mr. Mario Pereira Pinto

     Ref.: Escrow Agreement, , dated as of 30th June 1997, by and among the Escrow Bank, ANTONIO MIRANDA and AMTROL (the "Escrow Agreement")

     Ladies and Gentlemen:

     Pursuant to clause 9 of the Escrow Agreement, the undersigned (the VENDOR's heir(s)), who certifies(y) to be legitimated as heir(s) through notarial deed of legitimacy hereto attached, and (Mr. ________ a duly authorized officer of the PURCHASER), hereby request the Escrow Bank, by common accord, to release the Shares and/or the (or part of the) Initial Escrowed Amount to the VENDOR's heir(s) or to release the Shares and/or the (or part of the) Initial Escrowed Amount to the PURCHASER.

     Unless otherwise defined herein, the terms used herein shall have the respective meanings provided such terms in the Escrow Agreement.


Porto, ____ of __________


                                                     Very truly yours,

THE VENDOR's HEIR(S)

THE PURCHASER

                                ESCROW AGREEMENT


                                    ANNEX XVI

                          PURCHASER RELEASE CERTIFICATE

     To: Banco Portugues do Investimento, SA., as Escrow Bank in accordance with Escrow Agreement referred to below

     Address: Rua Tenente Valadim, nr.284,
              4100 Porto
              Portugal

     Att.: Mr. Mario Pereira Pinto

     Ref.: Escrow Agreement, , dated as of 30th June 1997, by and among the Escrow Bank, ANTONIO MIRANDA and AMTROL (the "Escrow Agreement")

     Ladies and Gentlemen:

     Pursuant to clause 10 of the Escrow Agreement, the undersigned Mr. __________ a duly authorised officer of the PURCHASER, hereby requests the Escrow Bank to release the Initial Escrowed Amount to the PURCHASER and to put the Shares at the VENDOR's disposal, because the transfer of the Shares was not authorised by the competent authorities on competition law, as certified in the certificate hereto attached,.

     Unless otherwise defined herein, the terms used herein shall have the respective meanings provided such terms in the Escrow Agreement.


Porto, ____ of __________



                                                     Very truly yours,


THE PURCHASER

                                ESCROW AGREEMENT

                                   ANNEX XVII

                           VENDOR RELEASE CERTIFICATE

     To: Banco Portugues do Investimento, SA., as Escrow Bank in accordance with Escrow Agreement referred to below

     Address: Rua Tenente Valadim, nr.284,
              4100 Porto
              Portugal

     Att.: Mr. Mario Pereira Pinto

     Ref.: Escrow Agreement, , dated as of 30th June 1997, by and among the Escrow Bank, ANTONIO MIRANDA and AMTROL (the "Escrow Agreement")

     Ladies and Gentlemen:

     Pursuant to clause 10 of the Escrow Agreement, the undersigned (the VENDOR or Mr. ________ a duly authorized representative), or (the VENDOR's heir(s), who certifies(y) to be legitimated as heir(s) through notarial deed of legitimacy hereto attached), hereby requests the Escrow Bank to release the Shares to him/her/them and that the Initial Escrowed Amount is put at the PURCHASER's disposal, because the transfer of the Shares was not authorised by the competent authorities on competition law, as certified in the certificate hereto attached.

     Unless otherwise defined herein, the terms used herein shall have the respective meanings provided such terms in the Escrow Agreement.


Porto, ____ of __________



                                                     Very truly yours,

THE VENDOR/ his duly representative/THE VENDOR's HEIR(S)

                                ESCROW AGREEMENT


                                   ANNEX XVIII

                            JOINT RELEASE CERTIFICATE

     To: Banco Portugues do Investimento, SA., as Escrow Bank in accordance with Escrow Agreement referred to below

     Address: Rua Tenente Valadim, nr.284,
              4100 Porto
              Portugal

     Att.: Mr. Mario Pereira Pinto

     Ref.: Escrow Agreement, , dated as of 30th June 1997, by and among the Escrow Bank, ANTONIO MIRANDA and AMTROL (the "Escrow Agreement")

     Ladies and Gentlemen:

     Pursuant to paragraph a) of clause 11 of the Escrow Agreement, the undersigned (the VENDOR or Mr. ________ a duly authorized representative) and (Mr. ________ a duly authorized officer of the PURCHASER) hereby request the Escrow Bank, by common accord, to release the (or part of the) Indemnification Escrowed Amount to the VENDOR or to release the (or part of the) Indemnification Escrowed Amount to the PURCHASER.

     Unless otherwise defined herein, the terms used herein shall have the respective meanings provided such terms in the Escrow Agreement.


Porto, ____ of __________


                                                     Very truly yours,

THE VENDOR/his duly representative



THE PURCHASER

                                ESCROW AGREEMENT

                                    ANNEX XIX

                        FORM OF JOINT RELEASE CERTIFICATE

     To: Banco Portugues do Investimento, SA., as Escrow Bank in accordance with Escrow Agreement referred to below

     Address: Rua Tenente Valadim, nr.284,
              4100 Porto
              Portugal

     Att.: Mr. Mario Pereira Pinto

     Ref.: Escrow Agreement, , dated as of 30th June 1997, by and among the Escrow Bank, ANTONIO MIRANDA and AMTROL (the "Escrow Agreement")

     Ladies and Gentlemen:

     Pursuant to paragraph a) of clause 11 of the Escrow Agreement, the undersigned (the VENDOR's heir(s)), who certifies(y) to be legitimated as heir(s) through notarial deed of legitimacy hereto attached, and (Mr. ________ a duly authorized officer of the PURCHASER), hereby request the Escrow Bank, by common accord, to release the (or part of the) Indemnification Escrowed Amount to the VENDOR's heir(s) or to release the (or part of the) Indemnification Escrowed Amount to the PURCHASER.

     Unless otherwise defined herein, the terms used herein shall have the respective meanings provided such terms in the Escrow Agreement.


Porto, ____ of __________

                                                     Very truly yours,

THE VENDOR's HEIR(S)



THE PURCHASER

                                ESCROW AGREEMENT

                                    ANNEX XX

                     NOTICE OF ARBITRAL TRIBUNAL's DECISION

     To: Banco Portugues do Investimento, SA., as Escrow Bank in accordance with Escrow Agreement referred to below

     Address: Rua Tenente Valadim, nr.284,
              4100 Porto
              Portugal

     Att.: Mr. Mario Pereira Pinto

     Ref.: Escrow Agreement, , dated as of 30th June 1997, by and among the Escrow Bank, ANTONIO MIRANDA and AMTROL (the "Escrow Agreement")

     Ladies and Gentlemen:

     Pursuant to paragraph b) of clause 11 of the Escrow Agreement, the undersigned (the VENDOR or Mr. ________ a duly authorized representative) (Mr. ________ a duly authorized officer of the PURCHASER) hereby certifies the Escrow Bank of the decision of the arbitral tribunal attached hereto and, in accordance with such decision, requests the delivery of the (or part of the) Indemnification Escrowed Amount, under the specific terms thereto established.

     Unless otherwise defined herein, the terms used herein shall have the respective meanings provided such terms in the Escrow Agreement.


Porto, ____ of __________

                                                     Very truly yours,

THE VENDOR/Duly authorized representative of the VENDOR/THE PURCHASER

                                ESCROW AGREEMENT

                                    ANNEX XXI

                     NOTICE OF ARBITRAL TRIBUNAL's DECISION

     To: Banco Portugues do Investimento, SA., as Escrow Bank in accordance with Escrow Agreement referred to below

     Address: Rua Tenente Valadim, nr.284,
              4100 Porto
              Portugal

     Att.: Mr. Mario Pereira Pinto

     Ref.: Escrow Agreement, , dated as of 30th June 1997, by and among the Escrow Bank, ANTONIO MIRANDA and AMTROL (the "Escrow Agreement")

     Ladies and Gentlemen:

     Pursuant to paragraph b) of clause 11 of the Escrow Agreement, the undersigned (the VENDOR's heir(s)), who certifies(y) to be legitimated as heir(s) through notarial deed of legitimacy hereto attached, and hereby certifies(y) the Escrow Bank of the decision of the arbitral tribunal attached hereto and, in accordance with such decision, requests (request) the delivery of the (or part of the) Indemnification Escrowed Amount, under the specific terms thereto established.

     Unless otherwise defined herein, the terms used herein shall have the respective meanings provided such terms in the Escrow Agreement.


Porto, ____ of __________

                                                     Very truly yours,

THE VENDOR's HEIR(S)

                                    ANNEX II
                           TO THE PROMISSORY AGREEMENT

                  AGREEMENT ON THE SALE AND PURCHASE OF SHARES

     ANTONIO BRANDAO MIRANDA (hereinafter referred to as ANTONIO MIRANDA), married under the legal separation regimen, born at Argivai, Povoa de Varzim, resident at Rua do Molhe, nr.27, Porto, Portugal

and

     AMTROL Inc. or a company fully controlled by it (hereinafter referred to as AMTROL), with head offices at 1400 Division Road, West Warwick, Rhode Island, United States of America, hereby represented by its president John P. Cashman,


WHEREAS:

     ANTONIO MIRANDA is the only owner of the shares representing the share capital of "PETROLEO MECANICA ALFA, SA." (hereinafter referred to as ALFA), with head offices at Brito, Guimaraes;

     AMTROL wants to purchase and ANTONIO MIRANDA wants to sell the 300,000 shares representing the share capital of ALFA;



     THE ABOVE IDENTIFIED PARTIES AGREE TO ENTER INTO THIS AGREEMENT OF SALE AND PURCHASE OF SHARES, WHICH SHALL BE GOVERNED BY THE FOLLOWING PROVISIONS:

                                    CLAUSE 1
                                   Definitions

     In this agreement, the following words and expressions shall have the following meaning:

1.1.      SHARES:

     the totality of the shares representing the issued share capital of ALFA, on today's date held by ANTONIO MIRANDA and which are the subject matter of this Agreement;

1.2.      DOLLAR:

     the legal currency of the United States of America;

1.3.      ALFA or COMPANY:

     "PETROLEO MECANICA ALFA, SA.", a stock company with the share capital of PTE 300,000,000$00, collective body number 500 216 738, registered before the Commercial Registry of Guimaraes under number 1504, with head offices at Brito, Guimaraes, Portugal;


                                    CLAUSE 2
                                Sale and purchase

     1. ANTONIO MIRANDA sells and AMTROL, or the company fully controlled by it, indicated until 10 days before today's date, purchases all the Shares, with the nominal value of PTE 1,000,000$00 each, representing the totality of the share capital of ALFA.

     2. All patrimonial rights relating to the Shares or to the quality of shareholder, verified from 1st January 1997, shall be transferred to AMTROL.

     3. The patrimonial rights mentioned in the previous paragraph shall include, namely and without limitation:

     a) right to profits or dividends;

     b) right to shareholder's loans to ALFA;

     c) right to subscribe increases in ALFA's issued share capital;

     d) right to supplementary capital / equity;


                                    CLAUSE 3
                                      Price

     The price for the sale and purchase of the Shares agreed between the parties is of USD 25,500,000 (twenty five millions and five hundred thousand Dollars), which AMTROL has already paid and which ANTONIO MIRANDA hereby gives his acquittal for.


                                    CLAUSE 4
                          Intellectual property rights

     1. ANTONIO MIRANDA grants AMTROL or ALFA, by the former's (AMTROL) choice, as the case may be, the right to use the word COMANOR as a non-registered trade mark.

     2. ANTONIO MIRANDA further undertakes not to prevent or difficult the registry of the trade mark COMANOR, under the name of AMTROL or ALFA, giving his express authorisation, if need be, for such purposes.


                                    CLAUSE 5
                                 Non-competition

     ANTONIO MIRANDA undertakes not to exercise, for a term of five years counting from today, any activity which directly or indirectly may compete with the activity carried out by the Company, which is the manufacture and/or reparation or requalification (refurbishment?) of reusable or dischargeable containers, used for G.P.L., for refrigerating gases or for technical gases.


                                    CLAUSE 6
                                Further assurance

     ANTONIO MIRANDA shall co-operate with AMTROL and shall sign and deliver to AMTROL all documents which may be necessary for the transfer of the Shares.


                                    CLAUSE 7
                         Applicable law and arbitration

     1. This agreement is governed by Portuguese law.

     2. All disputes arising out of this Final Agreement shall be definitively decided in accordance with Regulamento do Tribunal Arbitral do Centro de Arbitragem Comercial da Camara de Comercio e Industria Portuguesa / Associacao Comercial de Lisboa e da Camara de Comercio e Industria do Porto / Associacao Comercial do Porto, by one or more arbitrators in accordance with such Rules. The Arbitration shall take place in Porto and the language shall be Portuguese.


                                    CLAUSE 8
                                     Notices

     1. Any notice or communication given under the terms of this Promissory Agreement shall be in writing and shall be sufficiently given if addressed to:

     a) AMTROL Inc, 1400 Division Road, West Warwick, Rhode Island, United States of America, to the attention of Mr. Edward Cooney, with copies to Mr. Jose de Freitas, Av. da Boavista, 1383 - 2, 4100 Porto, Portugal, and Ms. Margaret Farrell, 1500 Fleet Center, Providence, Rhode Island 02903, United Sates of America;

     b) ANTONIO BRANDAO MIRANDA, c/o Calves, SA., Rua de Gondarem, nr.956, 4150 Porto, Portugal, with copies to Mr. Joao Vieira de Castro, Largo do Adro, 9, 4050 Porto, Portugal;


                                    CLAUSE 9
                                  Counterparts

     This Promissory Agreement is executed in two counterparts each of which is an original.



Porto, ____ of ________

               COMPLEMENTARY DOCUMENT TO THE PROMISSORY AGREEMENT


     ANTONIO BRANDAO MIRANDA (hereinafter referred to as ANTONIO MIRANDA), married, born at Agivai, Povoa de Varzim, resident at Rua do Molhe, nr.27, Porto, Portugal

and

     AMTROL Inc. (hereinafter referred to as AMTROL), with head offices at 1400 Division Road, West Warwick, Rhode Island, United States of America, hereby represented by its attorney Jose Carvalho de Freitas, whose quality and powers for this act are proved by power of attorney, the original of which shall be attached to ANTONIO MIRANDA's counterpart of the Promissory Agreement, being a copy attached to AMTROL's counterpart.


HAVING REGARD THAT:

     A) All and any definition included and used in the Promissory Agreement of sale and purchase of the Shares, representing the share capital of ALFA signed on today's date by the Parties are valid and used in this document;

     B) It is AMTROL's will to take over the management control of ALFA from the date of signature of the Promissory Agreement;

     C) The Parties do not wish the text of this document be expressly disclosed in the body of the Promissory Agreement, although forming part of the Promissory Agreement, being its execution dependant upon it and being all rights, obligations, representations and warranties of such Promissory Agreement applicable to this document;


THE PARTIES HEREBY AGREE THAT:

     First: AMTROL assumes, from today's date onwards, the control of management acts of ALFA, as if it were its only and single shareholder, ceasing this situation if and when ANTONIO MIRANDA withdraws the Shares in accordance with clause 7 of the Promissory Agreement.

     Second: To substitute ALFA's directors Mr. Manuel Miranda and Mr. Joaquim Von Hafe, who have ceased their commissions on today's date, AMTROL shall indicated Mr. John Cashman and Mr. Edward J. Cooney as ALFA's directors, to be appointed by "cooptacao" of the remaining directors or by nomination during a general meeting of the Company.

     Third: The two ceasing members of ALFA have already been indemnified by ALFA, having AMTROL full knowledge of the amounts of such indemnification, and having given its approval, given the fact they have renounced their commissions before the term, in accordance with the documents attached to this document in the form of an annex.

     Fourth: Upon AMTROL's request, ANTONIO MIRANDA, through deliberation taken in a general meeting of the Company held on today's date, amended ALFA's by-laws in order to provide the qualified majority of 2/3 for the deliberations of the board of directors.

     Fifth: ANTONIO MIRANDA undertakes not to directly or indirectly interfere on the Company's management, using his best endeavours to ensure the remaining directors shall grant AMTROL the effective control of management and that the former director Manuel Miranda gives AMTROL all support and full information which may be useful and necessary about and for the Company's activity carried out until 31st December 1997.

     Sixth: In accordance with the spirit of number five of this complementary document, ANTONIO MIRANDA shall do nothing for:

     a) ALFA to dispose of, agree to dispose of, grant or agree to grant any option in respect of any significant part of its assets, which shall be the same, in quantity and quality, as the ones existing on 7th May 1997;

     b) ALFA to enter into any individual contract or commitment, other than in the normal course of business, relating to or affecting a significant part of its business or any materially onerous contract or agreement;

     c) ALFA to create, non within the normal acts necessary to the exercise of its activity, grant, issue or agree to create, grant or issue or allow to be created or to exist any mortgages, charges, debentures, bonds or any other securities or redeem or agree to redeem any such securities or give or agree to give any guarantees or indemnities;

     d) ALFA to borrow any money or agrees to do so except in the normal course of business under normal commercial terms;

     e) ALFA to make any capital commitment, other than expenditure on assets necessary for the ordinary course of business;

     f) ALFA to make any change in the nature of its business, or to discontinue or cease to operate all or any part of its business;

     g) ALFA to transfer all or any part of its business or assets to any other person or entity other than in the ordinary course of business;

     h) ALFA to engage or to dismiss any employee or to make any variation to the terms and conditions of employment of such employees;

     i) ALFA to make any change to the accounting procedures or principles by reference to which its accounts are drawn up;

     Seventh: If the Shares cannot be transferred due to a fact not imputable to ANTONIO MIRANDA, AMTROL undertakes the following:

     a) the directors appointed or "cooptdados" under its indication, in accordance with the number two of this document, shall immediately renounce their respective commissions, recognising in the letter of renounce they shall address to ALFA, that nothing is owed to them as a consequence of the exercise or termination of their commission, both by ALFA or ANTONIO MIRANDA;

     b) if the previous does not occur and the directors are dismissed during a shareholders meeting, that the payment of any compensation they may be entitled to by virtue of having not completed their commissions are of AMTROL's full and exclusive responsibility;

     c) to be liable to pay ALFA any compensation for any act, even if lawful, having the result of causing damages to ALFA by means of considerable depreciation of the Company;

     d) to pay ANTONIO MIRANDA an amount equal to the one spent by ALFA in the payment of the indemnifications referred to in number three of this document;

     Eight: For the purposes stated under paragraph c) of the previous number, a considerable depreciation is deemed to occur whenever the damage subject to a single claim is for or exceeds the amount of PTE 10,000,000 (ten millions Portuguese escudos) or if several damages of lower amounts, considered together, are equal to or higher than the amount of PTE 75,000,000 (seventy five millions of Portuguese escudos).

     Ninth: For the purposes referred to in paragraphs b), c) and d) of number seven of this document, ANTONIO MIRANDA may retain, for six months after Completion Date, the amount of USD 3,000,000 (three millions dollars) from the USD 6,000,000 (six millions dollars) he received under the terms of paragraph a) of number one of clause 5 of the Promissory Agreement, which he has to return to AMTROL in accordance with numbers four and five of clause 20 of the Promissory Agreement, as guarantee of the indemnification for the damages which may be caused to ALFA by AMTROL during the period counting from today's date until the date of renounce or dismissal of the directors referred to in paragraph a) of number six of this document.

     Tenth: If such damages are subject to quantification and are equal to or higher than USD 3,000,000 (three millions dollars), and if he presents a justified and written claim, one for each damage, within six months counting from the date of renounce or dismissal, ANTONIO MIRANDA shall keep this amount as compensation, without prejudice of further indemnity if the claimed damages within the referred to six months are higher than USD 3,000,000 (three millions Dollars); if the damages are less than USD 3,000,000 (three millions Dollars) ANTONIO MIRANDA shall retain the amount equivalent to the caused damage and shall reimburse AMTROL with the remaining.

     Eleventh: The Parties expressly undertake to submit any situation to arbitration, under the terms of clause 21 of the Promissory Agreement, to solve any dispute which may result in the application of the numbers 8 and 9 of this document.


     The Partied accept the contents of this document, which forms part of the Promissory Agreement and are going to sign two counterparts, each of them is an original.


                                                           Porto, 30th June 1997

ANTONIO BRANDAO MIRANDA



AMTROL Inc.